EXHIBIT 32

                           Section 1350 Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
             with Respect to the North Valley Bancorp Annual Report
                on Form 10-K for the year ended December 31, 2006



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2006 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 14, 2007                 /s/ MICHAEL J. CUSHMAN
                                       -----------------------------------------
                                       Michael J. Cushman
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)



Dated:  March 14, 2007                 /s/ KEVIN R. WATSON
                                       -----------------------------------------
                                       Kevin R. Watson
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer & Principal
                                       Accounting Officer)